                                                                   EXHIBIT 10.28


                               TENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                           AND AMENDMENT TO TERM NOTES


                  TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of October 31, 1997, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), THE COMPANY STORE, INC., a Wisconsin corporation ("TCSI"), TWEEDS, INC., a Delaware corporation ("Tweeds"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), and THE AUSTAD COMPANY, a South Dakota corporation ("Austad"; and together with HDPI, Brawn, GBM, Gump's, TCSI, Tweeds, LWI, Aegis, HDV and Hanover Realty, each individually referred to herein as a "Borrower" and collectively, "Borrowers"), and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation, AEGIS VENTURES, INC., a Delaware corporation, AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation, THE COMPANY FACTORY, INC., a Wisconsin corporation, THE COMPANY OFFICE, INC., a Wisconsin corporation, COMPANY STORE HOLDINGS, INC., a Delaware corporation, D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation, HANOVER CATALOG HOLDINGS, INC., a Delaware corporation, HANOVER FINANCE CORPORATION, a Delaware corporation, HANOVER LIST MANAGEMENT INC., a New Jersey corporation, HANOVER VENTURES, INC., a Delaware corporation, LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation, TWEEDS OF VERMONT, INC., a Delaware corporation, YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation, and AUSTAD HOLDINGS, INC., a Delaware corporation (each individually a "Guarantor" and collectively, "Guarantors").


                              W I T N E S S E T H:


                  WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996 (the "First Amendment to Loan Agreement"), the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to

Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, and the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

                  WHEREAS, Borrowers and Guarantors have requested that Lender consent to, and enter into certain amendments to the Loan Agreement and agreements in connection with, certain mergers of certain former and existing Borrowers and/or Guarantors described herein and the dissolution of a former Guarantor described herein, and to extend the maturity dates and amortization schedules in respect of the outstanding Term Loans; and

                  WHEREAS, the parties to the Loan Agreement desire to enter into this Tenth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such consents, amendments and agreements, subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions.

                           (a) Additional Definitions. As used herein or in any
of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                                (i) "Hanover Direct NJ/DM Advertising Merger"
shall mean the merger of Hanover Direct New Jersey, Inc. with and into D.M. Advertising, Inc., with D.M. Advertising, Inc. as the surviving corporation.

                                (ii) "Hanover Holdings/Aegis Holdings Merger"
shall mean the merger of Hanover Holdings, Inc. with and into Aegis Safety Holdings, Inc., with Aegis Safety Holdings, Inc. as the surviving corporation.

                                (iii) "Hanover Subsidiary Merger Agreements"
shall mean, collectively, the certificates or agreements executed, delivered or filed in connection with, or otherwise evidencing, the Hanover Direct NJ/DM Advertising Merger, the Hanover Holdings/Aegis Holdings Merger, the Skandia/American Down Merger and the TW Acquisitions/Tweeds Merger, and all related agreements, documents and instruments, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                (iv) "Leichtung of Michigan Dissolution
Agreements" shall mean, collectively, the certificates or agreements executed, delivered or filed in connection with, or otherwise evidencing, the dissolution of Leichtung of Michigan, Inc., and all related agreements, documents and instruments, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                                (v) "Skandia/American Down Merger" shall mean
the merger of Skandia Downsales, Inc. with and into American Down & Textile Company, with American Down & Textile Company as the surviving corporation.

                                (vi) "TW Acquisitions/Tweeds Merger" shall mean
the merger of TW Acquisitions, Inc. with and into Tweeds, Inc., with Tweeds, Inc. as the surviving corporation.


                           (b) Interpretation. For purposes of this Amendment,
unless otherwise defined herein, all capitalized terms used herein that are defined in the Loan Agreement, shall have the respective meanings given to such terms in the Loan Agreement.

                  2. Consents.

                           (a) Mergers. Subject to the terms and conditions
contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything contained in Section 6.7 of the Loan Agreement to the contrary, Lender consents to the Hanover Direct NJ/DM Advertising Merger, the TW Acquisition/Tweeds Merger, the Hanover Holdings/Aegis Holdings Merger and the Skandia/American Down Merger, each of which was effected prior to the date hereof.

                           (b) Guarantor dissolution. Subject to the terms and
conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything contained in Section 6.7 of the Loan Agreement to the contrary, Lender consents to the dissolution of Leichtung of Michigan, Inc., which was effected prior to the date hereof.

                           (c) Additional consent. Subject to the terms and
conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything contained in Section 5.7 of the Loan Agreement to the contrary, Lender consents to the relocation of the chief executive office of GBM from 135 Post Street, San Francisco, California 94108 to 1500 Harbor Boulevard, Weehawken, New Jersey 07087.

                  3. Acknowledgments Regarding Mergers and Dissolutions.

                           (a) Mergers. Each of Borrowers and Guarantors hereby
acknowledges, confirms and agrees that, upon the effectiveness of the mergers consented to under Section 2(a) hereof, by operation of law and this Amendment:

                                (i) Tweeds, as the surviving corporation
pursuant to the TW Acquisitions/Tweeds Merger, is now and shall continue to be directly and primarily liable in all respects for the Obligations of TW Acquisitions arising prior to the effective time of the TW Acquisitions/Tweeds Merger;

                                (ii) American Down & Textile Company, as the
surviving corporation pursuant to the Skandia/American Down Merger, is now and shall continue to be directly and primarily liable in all respects for the Obligations of Skandia Downsales, Inc. arising prior to the effective time of the Skandia/American Down Merger;

                                (iii) D.M. Advertising, Inc., as the surviving
corporation pursuant to the Hanover Direct NJ/DM Advertising Merger, is now and shall continue to be directly and primarily liable in all respects for the Obligations of Hanover Direct New Jersey, Inc. arising prior to the effective time of the Hanover Direct NJ/DM Advertising Merger;

                                (iv) Aegis Safety Holdings, Inc., as the
surviving corporation pursuant to the Hanover Holdings/Aegis Holdings Merger, is now and shall continue to be directly and primarily liable in all respects for the Obligations of Hanover Holdings, Inc. arising prior to the effective time of the Hanover Holdings/Aegis Holdings Merger;

                                (v) Lender has and shall continue to have valid
and perfected security interests, liens and rights in and to all assets and properties owned and acquired by the respective surviving corporations, including, without limitation, all assets and properties acquired pursuant to the mergers consented to under Section 2(a) hereof, and all such assets and properties shall be deemed included in the Guarantor Collateral or the Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities shall continue in all respects in full force and effect; and

                                (vi) Without limiting the generality of the
foregoing, (A) none of the mergers consented to under Section 2(a) hereof shall in any way limit, impair or adversely affect the Obligations now or hereafter owed to Lender by any existing or former Borrowers or Guarantors or any security interests or liens in any assets or properties securing the same, and (B) the security interests, liens and rights of Lender in and to the assets and properties of each Borrower and each Guarantor that is either the merged or the surviving corporation pursuant to the mergers consented to under Section 2(a) hereof, do and shall, upon and after the consummation of such mergers, continue to secure all Obligations to Lender of the merged corporation and of each surviving corporation, in addition to all other existing and future Obligations of such surviving corporations to Lender.

                           (b) Guarantor dissolutions. Each of Borrowers and
Guarantors hereby acknowledges, confirms and agrees that:

                                (i) The dissolutions of those former Guarantors
consented to under Section 2(b) hereof have not and shall not in any way limit, impair or adversely affect the Obligations now or hereafter owed to Lender by any continuing Borrower or Guarantor, including, without limitation, any such Obligations they have as shareholders of such dissolved Guarantors pursuant to applicable law; and

                                (ii) Lender has and shall continue to have valid
and perfected security interests, liens and rights in and to all assets and properties of each existing or former Guarantor whose dissolution has been consented to under Section 2(b) hereof. Such assets and properties shall continue to be deemed included in the Guarantor Collateral, and such security interests, liens and rights and their perfection and priorities shall continue in all respects in full force and effect.

                  4. Conforming Amendments to Description of Austad and Austad Holdings Collateral.

                                (a) Austad and Lender hereby agree that the last
sentence of Section 3(a) of the First Amendment to Loan Agreement appearing on page 8 thereof is hereby deleted in its entirety and replaced with the following:

                  "Notwithstanding the foregoing, the Collateral does not include (a) the GECC Collateral owned by Austad, other than the right, title and interest of Austad in and to the GECC Reserve Balance or (b) any leasehold interests of Austad."

                                (b) Austad Holdings and Lender hereby agree that
the last sentence of Section 3(b) of the First Amendment to Loan Agreement appearing on page 10 thereof, as amended by Section 4(a) hereof, shall be deemed deleted in its entirety and replaced with the following:

                  "Notwithstanding the foregoing, the Collateral does not include (a) the GECC Collateral owned by Austad Holdings, other than the right, title and interest of Austad Holdings in the GECC Reserve Balance or (b) any leasehold interest of Austad Holdings."

         5. Amendments to Term Notes.

                  (a) The Term Promissory Note, dated November 14, 1995, in the original principal sum of $4,000,000, made by HDPI to the order of Lender in order to evidence the HDPI Term Loan, is hereby amended, such that, in lieu of the final principal installment otherwise payable thereunder on November 1, 1997, the unpaid principal balance thereof, being $3,233,318 as of the date hereof, shall be payable in thirteen (13) consecutive monthly installments (or earlier as provided in the Loan Agreement or in said note) on the first day of each month commencing November 1, 1997, of which the first twelve (12) such installments shall each be in the amount of THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-FOUR ($33,334) DOLLARS, and the last installment of which shall be in the amount of the entire unpaid balance of such note. Interest accrued and accruing under such note shall continue to be paid and payable as provided in such note and the Loan Agreement. Such note shall continue to be secured by the Collateral, including, without limitation, the Real Property and other property of HDPI located in Hanover, Pennsylvania, as set forth in the Open-End Fee and Leasehold Mortgage and Security Agreement dated as of November 14, 1995, made by HDPI in favor of Lender, and by all other security granted by HDPI under the other Financing Agreements.

                  (b) The Term Promissory Note, dated November 14, 1995, in the original principal sum of $6,000,000, made by Hanover Realty to the order of Lender is hereby amended, such that, in lieu of the final principal installment otherwise payable thereunder on November 1, 1997, the unpaid principal balance thereof, being $4,850,000 as of the date hereof, shall be payable in thirteen
(13) consecutive monthly installments (or earlier as provided in the Loan Agreement or in said note) on the first day of each month commencing November 1, 1997, of which the first twelve (12) such installments shall each be in the amount of FIFTY THOUSAND ($50,000) DOLLARS, and the last installment of which shall be in the amount of the entire unpaid balance of such note. Interest accrued and accruing under such note shall continue to be paid and payable as provided in such note and the Loan Agreement. Such note shall continue to be secured by the Collateral, including, without limitation, the Real Property and other property of Hanover Realty located in Roanoke, Virginia, as set forth in the Credit Line Deed of Trust, Assignment and Security Agreement dated as of November 14, 1995, made by Hanover

Realty in favor of Lender, and by all other security granted by Hanover Realty under the other Financing Agreements.

                  6. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                           (a) This Amendment has been duly authorized, executed
and delivered by all necessary action of each of the Borrowers and Guarantors which is a party hereto, and is in full force and effect, and the agreements and obligations of Borrowers and Guarantors, as the case may be, contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

                           (b) Each of the mergers consented to under Section
2(a) hereof has become effective in accordance with the terms of each of the Hanover Subsidiary Merger Agreements applicable to it and of the applicable corporate statutes of the States of incorporation of Tweeds and each Guarantor that is a constituent corporation to the mergers consented to under Section 2(a) hereof. As of the date hereof, (i) Tweeds is the surviving corporation of the TW Acquisitions/Tweeds Merger, (ii) DM Advertising is the surviving corporation of the Hanover Direct NJ/DM Advertising Merger, (iii) Aegis Safety Holdings, Inc. is the surviving corporation of the Hanover Holdings/Aegis Holdings Merger, and
(iv) American Down & Textile Company is the surviving corporation of the Skandia/American Down Merger.

                           (c) Neither the consummation of the mergers, as
consented to under Section 2(a) hereof, nor the dissolution of Leichtung of Michigan, Inc. as consented to under Section 2(b) hereof, nor the execution, delivery and/or filing of the Hanover Subsidiary Merger Agreements, the Leichtung of Michigan Dissolution Agreements or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof has resulted in or shall result in the creation or imposition of any lien, claim, charge or incumbrance upon any of the Collateral, except in favor of Lender.

                           (d) All actions and proceedings required by the
Hanover Subsidiary Merger Agreements applicable to the mergers consented to under Section 2(a) hereof and the Leichtung of

Michigan Dissolution Agreements, applicable law and regulation, have been taken prior to the effectiveness of such mergers and dissolutions and all transactions required thereunder have been and shall be duly and validly consummated.

                           (e) No court of competent jurisdiction has or, prior
to the effectiveness thereof, shall have issued any injunction, restraining order or other order which prohibits consummation of the mergers as consented to under Section 2(a) hereof or the dissolution of Leichtung of Michigan, Inc. as consented to under Section 2(b) hereof, and no governmental action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Hanover Subsidiary Merger Agreements or the Leichtung of Michigan Dissolution Agreements.

                           (f) Neither the consummation of the mergers consented
to under Section 2(a) hereof, nor the dissolution of Leichtung of Michigan, Inc. consented to under Section 2(b) hereof, nor the execution, delivery or filing of the Hanover Subsidiary Merger Agreements, the Leichtung of Michigan Dissolution Agreements or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (i) has violated or shall violate any Federal or State securities laws, any State corporation law, or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any existing or former Guarantor or Borrower is a party or may be bound, or (iii) does or shall violate any provision of the Certificate of Incorporation or By-Laws of any Guarantor or any Borrower.

                           (g) The aggregate amount of the actual and contingent
indebtedness, liabilities and obligations, other than those owed to Lender, incurred by or relating to Leichtung of Michigan, Inc. which was dissolved as consented to under Section 2(b) hereof, does not exceed $1,000.

                           (h) The chief executive office of GBM is 1500 Harbor
Boulevard, Weehawken, New Jersey 07087.

                           (i) All of the representations and warranties set
forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                           (j) After giving effect to the provisions of this
Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

                           (k) Within fifteen (15) days after the date hereof,
Borrowers and Guarantors shall deliver and/or cause to be delivered to Lender, each in form and substance satisfactory to Lender, appropriate UCC amendments to the existing UCC financing statements filed by the Lender against (A) the merged Borrower or Guarantor changing the debtor's name and/or mailing address to that of the respective surviving corporation of the merger with such merged corporation as consented to under Section 2(a) hereof and (B) GBM changing the mailing address of GBM to 1500 Harbor Boulevard, Weehawken, New Jersey 07087.

                  7. Conditions Precedent. Concurrently with the execution hereof, and as a condition to the effectiveness of this Amendment and the consents hereunder and the agreement of Lender to the modifications and amendments set forth in this Amendment:

                           (a) Lender shall have received an original of this
Amendment, in form and substance satisfactory to Lender, duly authorized, executed and delivered by Borrowers and Guarantors;

                           (b) Lender shall have received, in form and substance
satisfactory to Lender, evidence that the Hanover Subsidiary Merger Agreements with respect to each of the Hanover Holdings/Aegis Holdings Merger, the Hanover Direct NJ/DM Advertising Merger, the Skandia/American Down Merger and the TW Acquisitions/Tweeds Merger (collectively, the "Consummated Subsidiary Mergers") and the Leichtung of Michigan Dissolution Agreements with respect to the dissolution of Leichtung of Michigan, Inc. have been duly executed and delivered by and to the appropriate parties thereto and the transactions contemplated under the terms of such Hanover Subsidiary Merger Agreements and Leichtung of Michigan Dissolution Agreements have been effected prior to the execution and delivery of this Amendment; and

                           (c) Lender shall have received, in form and substance
satisfactory to Lender, (i) on or before the date hereof as to the Consummated Subsidiary Mergers, evidence that the certificates of merger with respect to each of the mergers consented to under Section 2(a) hereof have been filed with the Secretary of State of the appropriate States of incorporation of each constituent corporation, and (ii) on or before the date hereof with respect to the dissolution of Leichtung of Michigan, Inc. consented to under Section 2(b) hereof, evidence that a certificate of dissolution has been issued by the Michigan Department of Consumer and Industry Services.

                  8. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

                  9. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

                  10. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

                  11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                              CONGRESS FINANCIAL CORPORATION

                                              By /S/ JANET S. LAST
                                                 -----------------------

                                              Title: Vice President
                                                    --------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                              HANOVER DIRECT PENNSYLVANIA, INC.

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                    ----------------------


                                              BRAWN OF CALIFORNIA, INC.

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------


                                              GUMP'S BY MAIL, INC.

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------


                                              GUMP'S CORP.

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------


                                              THE COMPANY STORE, INC.

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------


                                              TWEEDS, INC.

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------

                                              LWI HOLDINGS, INC.

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------
                       [SIGNATURES CONTINUE ON NEXT PAGE]


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
                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                              AEGIS CATALOG CORPORATION

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------


                                              HANOVER DIRECT VIRGINIA INC.

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------


                                              HANOVER REALTY, INC.

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------


                                              THE AUSTAD COMPANY

                                              By: /s/ Edward J. O'Brien
                                                 -------------------------

                                              Title: Vice President
                                                     ---------------------

By their signatures below, the undersigned
Guarantors acknowledge and agree to be bound by the applicable provisions of this
Amendment:


HANOVER DIRECT, INC.

By: /s/ Edward J. O'Brien
   ----------------------------

Title: Senior Vice President
      -------------------------


AEGIS RETAIL CORPORATION

By: /s/ Edward J. O'Brien
   ----------------------------

Title: Vice President
      -------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



AEGIS SAFETY HOLDINGS, INC.

By: /s/ Edward J. O'Brien
   ----------------------------

Title: Vice President
      -------------------------


AEGIS VENTURES, INC.

By: /s/ Edward J. O'Brien
   ----------------------------

Title: Vice President
      -------------------------


AMERICAN DOWN & TEXTILE COMPANY

By: /s/ Edward J. O'Brien
   ----------------------------

Title: Vice President
       ------------------------


BRAWN WHOLESALE CORP.

By: /s/ Edward J. O'Brien
   ----------------------------

Title: Vice President
      -------------------------


THE COMPANY FACTORY, INC.

By: /s/ Edward J. O'Brien
   ----------------------------

Title: Vice President
       ------------------------


THE COMPANY OFFICE, INC.

By: /s/ Edward J. O'Brien
   ----------------------------

Title: Vice President
      -------------------------


COMPANY STORE HOLDINGS, INC.

By: /s/ Edward J. O'Brien
   ----------------------------

Title: Vice President
      -------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]


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
                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


D.M. ADVERTISING, INC.

By: /s/ Edward J. O'Brien
   ---------------------------

Title: Vice President
       -----------------------


GUMP'S CATALOG, INC.

By: /s/ Edward J. O'Brien
   ---------------------------

Title: Vice President
       -----------------------


GUMP'S HOLDINGS, INC.

By: /s/ Edward J. O'Brien
   ---------------------------

Title: Vice President
       -----------------------


HANOVER CASUALS, INC.

By: /s/ Edward J. O'Brien
   ---------------------------

Title: Vice President
       -----------------------


HANOVER CATALOG HOLDINGS, INC.

By: /s/ Edward J. O'Brien
   ---------------------------

Title: Vice President
       -----------------------


HANOVER FINANCE CORPORATION

By: /s/ Edward J. O'Brien
   ---------------------------

Title: Vice President
       -----------------------


HANOVER LIST MANAGEMENT, INC.

By: /s/ Edward J. O'Brien
   ---------------------------

Title: Vice President
       -----------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


HANOVER VENTURES, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


LWI RETAIL, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


SCANDIA DOWN CORPORATION

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


TWEEDS OF VERMONT, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


YORK FULFILLMENT COMPANY, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________


AUSTAD HOLDINGS, INC.

    /s/ Edward J. O'Brien
By:____________________________

        Vice President
Title:_________________________




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